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                                                                     Exhibit 1.1




                        SATYAM COMPUTER SERVICES LIMITED



                         [-] American Depositary Shares

                                Each Representing

                   Two Equity Shares, par value Rs.2 per share



                         FORM OF UNDERWRITING AGREEMENT







Dated: [-], 2005
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                        SATYAM COMPUTER SERVICES LIMITED
             (Incorporated under the laws of the Republic of India)

                         [-] American Depositary Shares

                       Each Representing Two Equity Shares
                           (Par Value Rs.2 Per Share)

                             UNDERWRITING AGREEMENT

                                                                       [-], 2005

Merrill Lynch International
Merrill Lynch International Centre
2 King Edward
London EC1A 1HQ
United Kingdom

and

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10172

and

Citigroup Global Markets Limited
Citigroup Centre,
33 Canada Square,
Canary Wharf,
London E14 5LB

as Representatives of the several Underwriters


Ladies and Gentlemen:

     Satyam Computer Services Limited, a company incorporated under the laws of the Republic of India as a public company with limited liability (the "COMPANY"), and the selling shareholders named in Schedule A hereto (collectively, the "SELLING SHAREHOLDERS"), confirm their respective agreements with each of the Underwriters named in Schedule B hereto (collectively, the "UNDERWRITERS", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch International, J.P. Morgan Securities Inc. and Citigroup Global Markets Limited are acting as representatives (in such

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capacity, the "REPRESENTATIVES"), with respect to (i) the sale by the Selling
Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of American Depositary Shares ("ADSs"), each representing two equity shares, par value Rs.2 per share, of the Company ("EQUITY SHARE"), set forth in said Schedules A and B and (ii) the grant by certain of the Selling Shareholders to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of [-] additional ADSs, representing [-] Equity Shares, to cover over-allotments, if any. The aforesaid [-] ADSs (the "INITIAL SECURITIES") to be purchased by the Underwriters and all or any part of the additional ADSs subject to the option described in Section 2(b) hereof (the "OPTION SECURITIES") are hereinafter called, collectively, the "SECURITIES". The offer of the Securities by the Underwriters is hereinafter called the "OFFERING". The Equity Shares represented by the Initial Securities are hereinafter called the "INITIAL SHARES" and the Equity Shares represented by the Option Securities are hereinafter called the "OPTION SHARES". The Initial Shares and the Option Shares are herein collectively called the "SHARES". Unless the context otherwise requires, references to the "SECURITIES" herein shall constitute reference both to the Equity Shares and to the ADSs. All references to "U.S. DOLLARS" or "$" herein are to United States dollars. All references to "INDIAN RUPEES" or "Rs." herein are to Indian rupees.

     The Equity Shares to be represented by ADSs are to be deposited pursuant to the deposit agreement, dated as of May 14, 2001 (the "DEPOSIT AGREEMENT"), among the Company, Citibank, N.A., as depositary (the "DEPOSITARY"), and the holders from time to time of the American Depositary Receipts ("ADRs") to be issued under the Deposit Agreement and evidencing the ADSs. Pursuant to the Deposit Agreement, Citibank, N.A. - Mumbai Branch has been appointed the domestic custodian in India (the "INDIAN DOMESTIC CUSTODIAN") to hold Equity Shares on behalf of the Depositary.

     The Company has caused to be prepared and delivered to all holders of the Company's Equity Shares an invitation to participate (the "INVITATION TO PARTICIPATE"), dated April 18, 2005, containing a description of the terms upon which the holders of the Company's Equity Shares may offer their Equity Shares to be subsequently resold as ADSs in the Offering, pursuant to (i) the FEMA Notification No. 41/2001, dated March 2, 2001 issued by the Reserve Bank of India, (ii) the Notification No. 15/23/99-NRI dated July 29, 2002 issued by Government of India, Ministry of Finance, (iii) the 'Operative Guidelines for Disinvestment of shares by the Indian Companies in the overseas market through issue of ADRs/GDRs' as notified by the Government of India, Ministry of Finance vide Notification No. 15/23/99-NRI dated July 29, 2002 and (iv) the Issue of Foreign Currency Convertible Bonds and Ordinary Shares (Through Depository Receipt Mechanism) Scheme, 1993, as amended (collectively the "NOTIFICATIONS"). Under the terms of the Invitation to Participate and the other Selling Shareholder Documents (as defined in Section 1(a)(iv) hereof) the Shares to be sold by the Selling Shareholders hereunder are being held by the Escrow Agent (as defined in Section 1(a)(iv) hereof) until such time as they are required to be transferred to the Indian Domestic Custodian acting on behalf of the Depositary against the issuance of ADSs representing such Shares and to be delivered to the Underwriters under Section 2 hereof.

     The Company and each Selling Shareholder understand that the Underwriters propose to make a public offering of the Securities in the United States and an offering of the Securities

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pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933
ACT"), outside the United States and Canada as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form F-3 (No. 333-122996) covering the registration of the Securities under the 1933 Act, including the related preliminary prospectus or prospectuses. Such registration statement also relates to the re-sale in the United States of the Securities sold pursuant to Regulation S outside the United States and Canada in such transactions as require registration under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("RULE 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 ACT REGULATIONS") and paragraph (b) of Rule 424 ("RULE 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("RULE 434") of the 1933 Act Regulations, prepare and file a term sheet (a "TERM SHEET") in accordance with the provisions of Rule 434 and Rule 424(b). The form of prospectus to be used in connection with the offering and sale of the Securities is hereinafter called the "FORM OF PROSPECTUS". The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "RULE 430A INFORMATION" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "RULE 434 INFORMATION". The Form of Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "PRELIMINARY PROSPECTUS". Such registration statement, including the exhibits thereto and schedules thereto, and the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "REGISTRATION STATEMENT". Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "RULE 462(b) REGISTRATION STATEMENT", and after such filing the term "REGISTRATION STATEMENT" shall include the Rule 462(b) Registration Statement. The final Form of Prospectus, including the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "PROSPECTUS". If Rule 434 is relied on, the term "PROSPECTUS" shall refer to the Prospectus dated [-], 2005 together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectus shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, the ADS Registration Statement (as defined below), any Preliminary Prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     The Company and the Depositary have prepared and filed with the Commission a registration statement on Form F-6 (No. 333-13478) and a related prospectus, which may be in the form of the ADR certificate, for the registration under the 1933 Act of the ADSs, have filed

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such amendments thereto and such amended Preliminary Prospectus as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectus as may hereafter be required. The registration statement on Form F-6 for the registration of the ADSs, as amended at the time it becomes effective (including by the filing of any post-effective amendments thereto), is hereinafter called the "ADS REGISTRATION STATEMENT".

     All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 ACT") which is incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

     SECTION 1 Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of the Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form F-3 under the 1933 Act. Each of the Registration Statement, any Rule 462(b) Registration Statement and the ADS Registration Statement has been filed with the Commission in the form heretofore delivered to you. Each of the Registration Statement, any Rule 462(b) Registration Statement and the ADS Registration Statement has been declared effective by the Commission under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or ADS Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto

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     (including any prospectus wrapper), at the time such Preliminary
     Prospectus, the Prospectus or any amendments or supplements thereto were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), and the Invitation to Participate and the Letter of Transmittal, as of the date on which it was transmitted to the Company's holders of Equity Shares, did not include or will not include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any Preliminary Prospectus or the Prospectus (including any prospectus wrapper) or amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or any Preliminary Prospectus or the Prospectus (including any prospectus wrapper) or amendments or supplements thereto or as otherwise required by Rule 424(b).

          Each Preliminary Prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when such registration statement became effective in all material respects with the 1933 Act and the 1933 Act Regulations. Each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the Offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          At the time the ADS Registration Statement became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the ADS Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The ADR Prospectus, at the time the ADR Prospectus or any amendment or supplement thereto was issued and at the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the ADS Registration Statement made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the ADS Registration Statement.

          A registration statement on Form 8-A has been filed with and declared effective by the Commission under the 1934 Act.

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          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 ACT REGULATIONS"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) Distribution of Offering Material By the Company. Neither the Company nor any of its subsidiaries or affiliates has distributed and will distribute, prior to the later of the Date of Delivery (as defined below) and the completion of the Underwriters' distribution of the ADSs, any offering material in connection with the offering and sale of the ADSs (A) in the U.S., other than a Preliminary Prospectus, the Prospectus, the Registration Statement or the ADS Registration Statement and (B) in India, other than the Selling Shareholder Documents and the Notice of Extraordinary General Meeting, dated December 8, 2004; neither the Company nor any of its subsidiaries or affiliates has distributed, or authorized the distribution of, any documents, information or materials concerning or with respect to the Indian Invitation to Participate (as defined in Section 1(a)(iv)) other than the Selling Shareholder Documents.

          (iv) Indian Invitation to Participate.

               (A) Prior to the execution of this Agreement, the Company has caused to be prepared and delivered to all holders of the Company's Equity Shares (i) the Invitation to Participate, containing a description of the terms upon which the Company is sponsoring an ADS facility for its Equity Shares (the "INDIAN INVITATION TO PARTICIPATE") through the Company in its capacity as share transfer agent (the "SHARE TRANSFER AGENT") and (ii) a letter of transmittal, dated April 18, 2005 (the "LETTER OF TRANSMITTAL"), which includes a power of attorney whereby each Selling Shareholder that is participating in the Indian Invitation to Participate appoints Citibank N.A. - Mumbai Branch as its attorney-in-fact and custodian (the "ATTORNEY-IN-FACT") in connection with the Indian Invitation to Participate and the subsequent resale of its Shares in the form of ADSs in the Offering (the "POWER OF ATTORNEY").

               (B) Prior to the execution of this Agreement, the Company the Escrow Agent, the Depositary and the Indian Domestic Custodian have entered into an escrow agreement, dated [-], 2005 (the "ESCROW AGREEMENT"), with Citibank N.A. - Mumbai Branch as custodian and escrow agent (the "ESCROW AGENT") whereby as (i) the Attorney-in-Fact to the Selling Shareholders the Escrow Agent will enter into this Agreement and execute such further deeds or documents on behalf of each of the Selling Shareholders as may be required in connection with

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          the Indian Invitation to Participate and the Offering, (ii) hold the
          Equity Shares for transmission of the same to the Indian Domestic Custodian acting on behalf of the Depositary prior to the issuance of the ADSs pursuant to the terms of the Deposit Agreement, (iii) receive the consideration payable to the Selling Shareholders upon the Closing of the Offering and (iv) distribute the consideration to the Selling Shareholders in accordance with the terms and conditions of this Agreement (as defined below).

               (C) The Invitation to Participate, the Letter of Transmittal (together with the Power of Attorney), and the Escrow Agreement, in each case, including all exhibits or attachment to such documents, shall be referred to herein as the "SELLING SHAREHOLDER DOCUMENTS").

          (v) Compliance with Indian Rules and Regulations. Each of the Registration Statement and the ADS Registration Statement, when it became effective, and the Indian Invitation to Participate did not violate and, as amended or supplemented, if applicable, will not violate the rules, regulations and other requirements of the Reserve Bank of India, the Ministry of Finance of India, the Foreign Investment Promotion Board, the Department of Company Affairs of India, the Company Law Board, the Securities Exchange Board of India, the Indian Stock exchanges (as defined herein) and all other applicable government of India regulatory, administrative or similar authorities having jurisdiction over the Company or any of its subsidiaries or their respective property or assets, as applicable (collectively, the "INDIAN AUTHORITIES"). In addition, compliance by the Company with its obligations under the 1933 Act, the 1934 Act, including the applicable rules and regulations of the Commission thereunder, and the rules and regulations of the Commission thereunder, and the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the New York Stock Exchange, Inc. will not violate any such Indian rules and regulations.

          (vi) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (vii) Financial Statements. The consolidated financial statements of the Company included in the Registration Statement and the Prospectus, together with the respective related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected consolidated financial and other data and the summary financial information for fiscal 2000, 2001, 2002, 2003 and 2004 and for the nine months ended December 31, 2004, prepared in accordance with U.S. GAAP, included in the Registration Statement and the Prospectus,

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     have been compiled on a basis consistent with that of our audited consolidated financial statements and the notes thereto included in the Registration Statement and the Prospectus prepared in accordance with U.S. GAAP consistently applied throughout the periods specified. No other financial statements, schedules or pro forma financial information of the Company or any of its subsidiaries are required by the 1933 Act or the 1933 Act Regulations thereunder to be included or incorporated by reference in the Prospectus.

          (viii) Prospectus Statements. The statements set forth in the Prospectus under the captions "Description of Equity Shares" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Equity Shares and the ADSs, respectively, and under the captions 'Taxation", "Enforceability of Certain Civil Liabilities", "Restrictions on Foreign Ownership of Indian Securities", "Government of India Approvals" and "The Indian Invitation to Participate", fairly summarize, in all material respects, the matters referred to therein.

          (ix) Critical Accounting Policies. The Prospectus accurately and fully describes (A) accounting judgments and estimates which the Company believes to be the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments (henceforth referred to as "CRITICAL ACCOUNTING POLICIES"); (B) uncertainties affecting the application of Critical Accounting Policies; and (C) an explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions, and the Company's board of directors, management and audit committee have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies in the Prospectus and have consulted with their respective legal advisers and independent accountants with regards to such disclosure.

          (x) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular dividends on the Equity Shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Republic of India and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Deposit Agreement (collectively, the "PRINCIPAL AGREEMENTS") and the Selling Shareholder Documents; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in

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     each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not singly or in the aggregate result in a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business ("MATERIAL ADVERSE EFFECT").

          (xii) Good Standing of Subsidiaries. Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing would not singly or in the aggregate result in a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and, except for 91,009,999 shares of Preferred Stock, Rs. 10 per share, of Nipuna Services Limited owned by two investors as described in the Prospectus, are owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule C hereto. The Company does not have any "significant subsidiaries" as that term is defined in Rule 1-02(w) of Regulation S-X under the 1933 Act.

          (xiii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of warrants or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as may be disclosed in the Prospectus, (A) the holders of outstanding shares of capital stock of the Company and of its subsidiaries are not entitled to preemptive rights, including, but not limited to, any such rights under
     Section 81 of the Indian Companies Act, 1956 (the "INDIAN COMPANIES ACT") or other rights to acquire the Equity Shares or the ADSs in connection with the transactions contemplated hereby, by the Selling Shareholder Documents or otherwise; (B) there are no outstanding securities convertible into or exchangeable for, or warrants or rights to purchase from the Company Equity Shares or any other share capital of the Company or any of its subsidiaries nor are there any obligations of the Company to allot or issue Equity Shares or any other class of capital stock of the Company; (C) there are no restrictions on subsequent transfers of the Securities under the laws of India or the United States; and (D) in connection with

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     completion of the transactions contemplated by the Indian Invitation to
     Participate, the Shares may be freely deposited by or on behalf of the Selling Shareholders with the Escrow Agent which shall form the underlying shares for the ADRs to be issued; any restrictions on the future deposit of Equity Shares are fully and accurately disclosed in the Prospectus; and the ADSs will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof.

          (xiv) Authorization of Agreements. (A) This Agreement has been duly authorized, executed and delivered by the Company; and (B) each of the Deposit Agreement and the Selling Shareholder Documents to which the Company is a party has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xv) Description of the Securities. The Equity Shares, ADSs and ADRs conform in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder.

          (xvi) Description of Deposit Agreement and Selling Shareholder Documents. The Deposit Agreement and Selling Shareholder Documents conform in all material respects to all statements relating thereto contained in the Prospectus.

          (xvii) Validity of ADRs. Upon the due issuance by the Depositary of the ADRs evidencing the ADSs against deposit of the underlying Equity Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified in the ADRs and the Deposit Agreement.

          (xviii) Absence of Manipulation. Neither the Company nor any of its subsidiaries or affiliates has taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (xix) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws. Neither the Company nor any of its subsidiaries is in violation any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations (except for such violations that would not singly or in the aggregate result in a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except for such defaults that would not singly or in the aggregate result in a Material Adverse Effect; and the execution, delivery and performance of the Principal Agreements, and the consummation of the transactions contemplated in the Principal Agreements, in the Registration Statement and the Selling Shareholder Documents (including the issuance and sale of the Securities, the deposit of the Equity Shares with the Indian Domestic Custodian on behalf of the Depositary against issuance of the ADRs evidencing the ADSs) and compliance by the Company with its obligations under the Principal Agreements and the Selling Shareholder Documents have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not singly or in the aggregate result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf), the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xx) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, except for such labor disputes that would not singly or in the aggregate result in a Material Adverse Effect.

          (xxi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not singly or in the aggregate reasonably be expected to result in a Material Adverse Effect.

          (xxii) No Restrictions or Withholding Taxes on Dividends. There are no restrictions under Indian law nor any approvals currently required in India (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends or other distributions declared by the Company to the holders of the Securities, including the Depositary, or for the conversion by the Depositary of any dividends paid in Indian rupees to U.S. dollars except as set forth in the Deposit Agreement or the Prospectus. No such dividends and other distributions, including such dividends or other distributions to persons not resident in India, will be subject to withholding or other taxes, levies or charges under the laws and regulations of the Republic of India, except as set forth in the Deposit Agreement or the Prospectus.

          (xxiii) Accuracy of Exhibits. There are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (xxiv) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xxv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under the Principal Agreements and the Selling Shareholder Documents, in connection with the Indian Invitation to Participate and the offering, issuance or sale of the Securities under this Agreement or the consummation of the transactions contemplated by the Principal Agreements and the Selling Shareholder Documents (including, without limitation, the pro-rata subscription mechanics set forth therein), the deposit of the Shares with the Indian Domestic Custodian acting on behalf of the Depositary by the Selling Shareholders pursuant to the Deposit Agreement, or the execution and delivery of the Principal Agreements and the Selling Shareholder Documents, except (A) such as have been already obtained or made or as may be required under the 1933 Act, the 1934 Act or the rules and regulations of the Commission thereunder, and U.S. state securities or blue sky laws or any laws of jurisdictions outside India and the United States in connection with the purchase and distribution of the ADSs by or for the account of the Underwriters and (B) the approval of the Foreign Investment Promotion Board of India, which has been obtained and is in full force and effect as of the date hereof; and the Indian Invitation to Participate has been conducted in compliance with all applicable laws, rules and regulations under the laws of India.

          (xxvi) Proper Indian Form. This Agreement, the Deposit Agreement and the Selling Shareholder Documents are in proper form under the laws of India for the enforcement thereof against the Company pursuant to and in accordance with the laws of India; to ensure the legality, validity, enforceability and admissibility into evidence in India of each of this Agreement, the Deposit Agreement or any of the Selling Shareholder Documents, it is not necessary that this Agreement, the Deposit Agreement or any of the Selling Shareholder Documents be filed or recorded with any court or other authority in India or that any stamp or similar tax be paid in India or in respect of this Agreement, the Deposit Agreement, any Indian Invitation to Participate Document or any other document to be furnished hereunder or thereunder, except that this Agreement, the Escrow Agreement, the Letters of Delivery and the Deposit Agreement will only be admissible in evidence in India for purposes of enforcement if they are duly stamped in accordance with the Indian Stamp Act, 1899 and the Andhra Pradesh Stamp (Amendment) Act, 1922.

          (xxvii) No Taxes on Amounts Payable by Escrow Agent. Except as described in the Prospectus, this Agreement or the Selling Shareholder Documents, all amounts payable by the Escrow Agent in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by India or any authority thereof or nor are any taxes imposed in India on, or by virtue of the execution or delivery of, such documents.

          (xxviii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate Indian federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except, in each case, where the failure so to possess or comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not singly or in the aggregate have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would not singly or in the aggregate result in a Material Adverse Effect.

          (xxix) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except for those which, singly or in the aggregate, would not singly or in the aggregate result in a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxx) Internal Accounting Controls. Each of the Company and its subsidiaries has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Company has made and keeps books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity.

          (xxxi) Investment Company Act. The Company is not, and after giving effect to the issuance and sale of the Securities as herein contemplated will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

          (xxxii) Passive Foreign Investment Company. The Company is not, and after giving effect to the issuance and sale of the Securities as herein contemplated will not be, a "passive foreign investment company" as defined in Section 1297 of the Internal Revenue Code of 1986, as amended, (the "CODE").

          (xxxiii) Environmental Laws. Except for those instances which would not singly or in the aggregate result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any Indian federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxxiv) New York Stock Exchange. The Company's ADSs are listed on the New York Stock Exchange and the Company is in compliance with the New York Stock Exchange's listing and reporting requirements.

          (xxxv) Indian Stock Exchanges. The Equity Shares underlying the ADSs are listed on the Stock Exchange, Mumbai, and the National Stock Exchange of India (collectively, the "INDIAN STOCK EXCHANGES") and the Company is in compliance with the listing and reporting requirements of the Indian Stock Exchanges.

          (xxxvi) Valid Choice of Law, Submission to Jurisdiction and Appointment of Process Agent. The choice of the laws of the State of New York as the governing law of the Principal Agreements is a valid choice of law under the laws of India and courts of India should honor this choice of law. The Company has the power to submit, and pursuant to the Principal Agreements has validly and irrevocably submitted, to the personal jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York (including, in each case, any appellate courts therefrom) in any suit, action or proceeding against it arising out of or related to any of the Principal Agreements or, with respect to its obligations, liabilities or any other matter arising out of or in connection with the sale of the ADSs to the Underwriters, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and the Company has the power to designate, appoint and empower, and pursuant to the Principal Agreements, has validly appointed the Process Agent named in Section 14 hereof and in the Deposit Agreement for the purposes described herein and therein, and service of process effected in the manner set forth in Section 14 hereof and the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company.

          (xxxvii) Stamp Duty and Other Transaction Taxes. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable to India or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit of Equity Shares by the Selling Shareholders with the Escrow Agent pursuant to the Selling Shareholder Documents, (B) the deposit with the Indian Domestic Custodian on behalf of the Depositary of Equity Shares by the Escrow Agent on behalf of the Selling Shareholders against the issuance of ADRs evidencing ADSs, (C) the sale and delivery on behalf of the Selling Shareholders of the Securities to or for the respective accounts of the Underwriters, (D) the sale and delivery outside of India by the Underwriters of the Securities to the initial purchasers thereof or (E) except as set forth in the Prospectus, the consummation of any other transaction contemplated by any of the Principal Agreements and the Indian Invitation to Participate

     Document in connection with the Indian Invitation to Participate and the sale and delivery of the Securities.

          (xxxviii) No Requirement to be Licensed and No Implication of Residency. It is not necessary in order to enable any owner of Securities to enforce any of its rights that such owner of Securities be licensed, qualified or entitled to do business in India.

          (xxxix) No Immunity Under Indian Law. The Company is subject to civil and commercial law and to suit in India with respect to its obligations under the Principal Agreements and the ADRs; the execution and delivery by the Company and the performance by the Company of its obligations thereunder constitute private and commercial acts rather than governmental or public acts and neither the Company nor any of its properties, assets or revenues has any right of immunity under Indian law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Indian court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Principal Agreements, and, to the extent that the Company or any of the Company's properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company has waived or has agreed to waive such right to the extent permitted by law.

          (xl) Registration Rights. There are no persons with registration rights or other similar rights to have any Equity Shares or ADSs registered pursuant to the Registration Statement, ADS Registration Statement or otherwise registered by the Company under the 1933 Act.

          (xli) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective vessels, businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for that would result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not singly or in the aggregate result in a Material Adverse Effect.

          (xlii) U.S. Foreign Corrupt Practices Act of 1977. To the best knowledge of the Company, none of the Company and its subsidiaries, or any of their respective affiliates, directors, officers or employees has violated or is in violation of (A) any provision of the U. S. Foreign Corrupt Practices Act of 1977; or (B) any provision of similar laws of any other jurisdiction relevant to the Company's operations.

          (xliii) Loans to Management. Since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan, if any, was outstanding on July 30, 2002.

          (xliv) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-14 and 15d-14 under the 1934 Act), which (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, (B) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company's most recent annual report filed with the Commission and (C) are effective in all material respects to perform the functions for which they were established. Based on the valuation of the Company's disclosure controls and procedures described above, the company is not aware of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data or any material weaknesses in internal controls; or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the date of the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

     (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if such Selling Shareholder is selling Option Securities on the Date of Delivery, as of the Date of Delivery, and agrees with each Underwriter, as follows:

          (i) Accurate Disclosure. (A) The Registration Statement and any Rule 462(b) Registration Statement, insofar as they relate to written information furnished to the Company by such Selling Shareholder expressly for use therein, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (including any prospectus wrapper), insofar as they relate to written information furnished to the Company by such Selling Shareholder expressly for use therein, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ii) No Preemptive Rights. Such Selling Shareholder is not entitled to preemptive rights, including, but not limited to, any such rights under
     Section 81 of the Indian Companies Act, 1956 or other rights to acquire the Equity Shares or the ADSs in connection with the transactions contemplated hereby, by the Selling Shareholder Documents or otherwise.

          (iii) Authorization of Selling Shareholder Documents. Such Selling Shareholder has timely received the Invitation to Participate and upon the terms and conditions set forth and described therein has duly executed and delivered the Letter of Transmittal and the Power of Attorney contained therein pursuant to which such Selling Shareholder has appointed the Attorney-in-Fact as its attorney-in-fact with respect to the Company's invitation to participate in the Offering and to whom such Selling Shareholder has irrevocably granted the authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder to the Indian Domestic Custodian and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Escrow Agreement; and each of the Letter of Transmittal and Power of Attorney to which such Selling Shareholder is a party has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid, irrevocable and legally binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (iv) Escrow Arrangement. Equity Shares in dematerialized book-entry form representing all of the Shares to be deposited with the Indian Domestic Custodian acting on behalf of the Depositary with the resultant ADSs to be sold by such Selling Shareholder hereunder have been placed in the custody of the Escrow Agent; the arrangements for custody and delivery of such Equity Shares made by such Selling Shareholder hereunder and under the Escrow Agreement are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by death or incapacity of such Selling Shareholder or the occurrence of any other event; and in the event of any such death, incapacity or other event, Equity Shares will be delivered by the Escrow Agent to the Indian Domestic Custodian acting on behalf of the Depositary in accordance with the terms and conditions of this Agreement and the Escrow Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Indian Domestic Custodian shall have received notice of such death, incapacity or other event.

          (v) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by such Selling Shareholder, acting through its Attorney-in-Fact.

          (vi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by such Selling Shareholder of its obligations under the Principal Agreements and the Selling Shareholder Documents, in connection with the Indian Invitation to Participate and the offering, issuance or sale of the Securities under this Agreement or the consummation of the transactions contemplated by the Principal Agreements and the Selling Shareholder Documents (including, without limitation, the pro-rata subscription mechanics set forth therein), and the deposit of the Shares with the Indian Domestic Custodian acting on behalf of the Depositary by the Selling Shareholders pursuant to the Deposit Agreement, or the execution an delivery by such Selling Shareholder of the Principal Agreements and the Selling Shareholder Documents to which it is a party, except (A) such as have been obtained or may be required under the 1933 Act, the 1934 Act or the rules and regulations of the Commission thereunder, and U.S. state securities or blue sky laws or any laws of any jurisdictions outside India and the United States in connection with the purchase and distribution of the ADSs by or for the account of the Underwriters and (B) the approval of the Foreign Investment Promotion Board of India, which has been obtained and is in full force and effect as of the date hereof; and such Selling Shareholder has full right, power and authority to enter into and perform each of the Principal Agreements and the Selling Shareholder Documents to which it is a party and to transfer and deliver the Shares to the Indian Domestic Custodian acting on behalf of the Depositary for deposit against issuance of the ADRs evidencing the ADSs to be sold by such Selling Shareholder hereunder.

          (vii) Absence of Defaults and Conflicts. The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares with the Indian Domestic Custodian acting on behalf of the Depositary against issuance of the ADRs evidencing the ADSs to be delivered under this Agreement, the compliance by such Selling Shareholder with all of its obligations under this Agreement, the Escrow Agreement and the other Selling Shareholder Documents to which it is a party and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

          (viii) Good and Marketable Title. Such Selling Shareholder has and will at the Closing Time and, if applicable, on the Date of Delivery, have good and marketable title to the Shares to be deposited with the Depositary against issuance of the ADRs evidencing the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement or as may be imposed by the Escrow Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien charge, claim, equity or encumbrance of any kind.

          (ix) Freely Transferable ADSs. The ADSs delivered at the Closing Time and, if applicable, the Date of Delivery, by such Selling Shareholder will be freely transferable by such Selling Shareholder to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of India and of the United States except as required under the 1933 Act or as otherwise described in the Prospectus.

          (x) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (xi) Stamp Duty and Other Transaction Taxes. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable in India or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit of Equity Shares by the Selling Shareholders with the Escrow Agent pursuant to the Selling Shareholder Documents, (B) the deposit with the Indian Domestic Custodian on behalf of the Depositary of Equity Shares by the Escrow Agent on behalf of the Selling Shareholders against the issuance of ADRs evidencing ADSs, (C) the sale and delivery on behalf of the Selling Shareholders of the Securities to or for the respective accounts of the Underwriters, (D) the sale and delivery outside of India by the Underwriters of the Securities to the initial purchasers thereof or (E) except as set forth in the Prospectus, the consummation of any other transaction contemplated by any of the Principal Agreements and the Selling Shareholder Documents in connection with the Indian Invitation to Participate and the sale and delivery of the Securities.

          (xii) Indian Taxes. All expenses and other amounts that may be payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by India or any authority thereof or therein except as described in the Prospectus nor are any taxes imposed in India on, or by virtue of the execution or delivery of, this Agreement and the Selling Shareholder Documents.

          (xiii) Proper Indian Form. This Agreement and the Selling Shareholder Documents to which the Selling Shareholder is a party are in proper legal form under the laws of India for the enforcement thereof against such Selling Shareholder pursuant to and in accordance with the laws of India; to ensure the legality, validity, enforceability and admissibility into evidence in India thereof, it is not necessary that this Agreement or any Indian Invitation to Participate Document to which the Selling Shareholder is a party be filed or recorded with any court or other authority in India or that any stamp or similar tax be paid in India or in respect of this Agreement and the Selling Shareholder Documents to which the Selling Shareholder is a party, except that this Agreement and the Selling Shareholder Documents to which the Selling Shareholder is a party will only be admissible in evidence in India for purposes of enforcement if they are duly stamped in accordance with the Indian Stamp Act, 1899 and the Andhra Pradesh Stamp (Amendment) Act, 1922.

          (xiv) No Association with NASD. Except as may be disclosed in the Prospectus, Registration Statement, or NASD affiliate questionnaire furnished by such Selling Shareholder in connection with the Indian Invitation to Participate, neither such Selling Shareholder nor, if applicable, any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

     SECTION 2 Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, the number of Initial Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto and each Underwriter, severally and not jointly, agrees to purchase from each Selling Shareholder, at the price per ADS set forth in Schedule D, the number of Initial Securities set forth opposite the name of such Underwriter in Schedule B hereto, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, certain of the Selling Shareholders as set forth in Schedule A, acting severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional [-] ADSs at the price per ADS set forth in Schedule D, less an amount per ADS equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire seven days after the date hereof and may be exercised in whole or in part, but only once, only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon written notice by the Representatives to such Selling Shareholders and the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (the "DATE OF DELIVERY") shall be determined by the Representatives, but shall not be earlier than two nor later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, (A) any such option to purchase Option Securities shall be made in proportion to the maximum number of Option Securities to be sold by such Selling Shareholders and (B) each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule B opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling LLP, 12/F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong, or at such other place as shall be agreed upon by the Representatives and the Selling Shareholders, at 9:00 A.M. (U.S. Eastern Standard Time) on the third (fourth, if the pricing occurs after 4:30 P.M. (U.S. Eastern Standard Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Selling Shareholders (such time and date of payment and delivery being herein called the "CLOSING TIME").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Selling Shareholders, on the Date of Delivery as specified in the notice from the Representatives to the Selling Shareholders.

     Payment shall be made to the Selling Shareholders by wire transfer of immediately available funds to a bank account designated by the Escrow Agent pursuant to each Selling Shareholder's Letter of Transmittal and Power of Attorney, against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Each

Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration; Delivery of ADRs. ADRs evidencing the Securities purchased by the Underwriters hereunder shall be delivered by or on behalf of the Selling Shareholders to the Representatives through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the Underwriters, against payment by or on behalf of such Underwriters of the purchase price therefor by wire transfer through the Federal Wire System in New York in U.S. dollars in immediately available funds to an account designated by the Escrow Agent pursuant to each Selling Shareholder's Letter of Transmittal and Power of Attorney.

     SECTION 3 Covenants.

     (a) Covenants of the Company. The Company covenants with each Underwriter as follows:

          (i) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(a)(ii) hereof, will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives promptly, and confirm the notice in writing, (A) when any post-effective amendment to the Registration Statement or to the ADS Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or to the ADS Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), the ADS Registration Statement, any Term Sheet or any amendment, supplement or revision to either any prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

          (iii) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement and the ADS Registration Statement as originally submitted or filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts delivered in connection with the Offering, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement and ADS Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iv) Delivery of Prospectus. The Company has delivered to each Underwriter and counsel for the Underwriters, without charge, as many copies of each Preliminary Prospectus as such Underwriter and counsel reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act (the "PROSPECTUS DELIVERY PERIOD"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters and counsel for the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would included any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading.

          (vi) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the rules and regulations of the New York Stock Exchange, the laws and regulations of India, the rules and regulations of the Indian Stock Exchanges and all other applicable laws, rules and regulations, so as to permit the completion of the distribution of the Securities as contemplated in the Principal Agreements and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or ADS Registration Statement or amend or supplement any

     Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time any such Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or ADS Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(a)(ii) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, ADS Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters and counsel for the Underwriters such number of copies of such amendment or supplement as the Underwriters and such counsel may reasonably request.

          (vii) Blue Sky Qualifications. The Company will cooperate with the Underwriters to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement or as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to take any action that may subject itself to general consent to service of process or taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement or as long as may be required for the distribution of the Securities.

          (viii) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (ix) Listing. The Company will use its best efforts to (A) maintain the listing of the ADSs on the New York Stock Exchange, (B) maintain the listing of the Equity Shares on the Indian Stock Exchanges and (C) comply in all material respects and on a timely basis with the reporting and filing requirements of the New York Stock Exchange and the Indian Stock Exchanges, as applicable.

          (x) Restriction on Sale of Securities. During a period of 120 days from the date of the Prospectus , subject to an extension of up to 18 days (such period, as extended, the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of the Representatives (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Equity Shares or ADSs or any securities convertible into or exercisable or exchangeable for Equity Shares or ADSs or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Equity Shares or ADSs, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Equity Shares or ADSs or such other securities, in cash or otherwise. In addition, the Company will not facilitate any conversions or exchanges of Equity Shares into ADSs during the Lock-up Period. The foregoing sentences shall not apply to (a) the sale of the Securities to be sold by the Selling Shareholders or under the Deposit Agreement, (b) any Equity Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (c) any Equity Shares issued or options to purchase Equity Shares granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (d) any Equity Shares issued pursuant to any non-employee director stock plan or (e) any registration statement on Form S-8 filed with the Commission with respect to the foregoing.

          (xi) Reporting Requirements. The Company, during the period when the Prospectus are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

          (xii) Approvals by Indian Authorities. The Company will endeavor to obtain, comply with and maintain in force all approvals (including, without limitation, approvals under the Foreign Exchange Management Act, 1999), authorizations and consents from the Indian Authorities, and any conditions thereto, which are necessary for the Company to comply with its obligations under the Principal Agreements, the Selling Shareholder Documents, the ADSs and the Equity Shares and to facilitate the transfer and offer by the Selling Shareholders of the Selling Shareholders' Equity Shares, and the subsequent offer and issue of the ADSs, in the manner set forth in the Principal Agreements, the Selling Shareholder Documents and the Prospectus.

          (xiii) Filings with Indian Authorities. The Company will file a copy of the Prospectus with the relevant Indian Stock Exchanges and Indian Authorities; and to make any post-closing filing, notice or undertaking requested or required by any Indian Authority (including the post closing report to be filed with the Reserve Bank of India within 30 days of closing of the Offering) with respect to the transactions contemplated by the Selling Shareholder Documents and this Agreement.

          (xiv) Capitalization. From the date hereof to the Date of Delivery, the Company will not announce, declare or otherwise effect any stock split, stock dividend, recapitalization or any other direct or indirect change in its capital structure (except for such changes in capital structure resulting from any Equity Shares issued or options to purchase Equity Shares granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus).

          (xv) Periodic Reporting Obligations. During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the 1934 Act.

          (xvi) Future Reports to the Representatives. During the period of five years hereafter the Company will furnish to each of the Representatives at their respective addresses provided in Section 11 hereof: (A) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (B) as soon as practicable after the filing thereof, copies of each Annual Report on Form 20-F, Current Report on Form 6-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (C) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

          (xvii) No Price Stabilization or Manipulation. Neither the Company nor any of its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or the related ADRs.

          (xviii) License to Use Company's Trademarks, etc. Upon request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for the use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "LICENSE"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

     (b) Covenants of the Selling Shareholders. Each of the Selling Shareholders agrees with each of the Underwriters:

          (i) No Price Stabilization or Manipulation. Neither such Selling Shareholder nor, if applicable, any of its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or the related ADRs.

          (ii) Indian Taxes. Such Selling Shareholder will indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in India, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement and the Deposit Agreement; provided, however, that such Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the ADSs by the Underwriters in a manner other than that as is customary in such transactions or that relate to the ADSs to be sold by the other Selling Shareholders.

          (iii) Deposit of Equity Shares. Prior to the Closing Time and, if applicable, the Date of Delivery, such Selling Shareholder will deposit or cause to be deposited with the Indian Domestic Custodian on such Selling Shareholder's behalf pursuant to the Escrow Agreement and the Selling Shareholder Documents the Equity Shares to be sold by Such Selling Shareholder and to comply with the Deposit Agreement so that ADRs evidencing ADSs to be sold by such Selling Shareholder will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at the Closing Time and, if applicable, the Date of Delivery.

          (iv) Compliance with Selling Shareholder Documents. Such Selling Shareholder will comply with the terms and conditions of each of the Selling Shareholder Documents and not to modify, amend, change or alter any term, obligation or condition contained or set forth in any such document without the prior written consent of the Representatives.

     SECTION 4 Payment of Expenses

     (a) Expenses. Provided that the transactions contemplated in this Agreement are consummated, the Selling Shareholders covenant and agree with the several Underwriters that (A) the Selling Shareholders will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, filing and delivery of the Selling Shareholder Documents, any Preliminary Prospectus, the Prospectus, the Registration Statement (including financial statements and exhibits) and the ADS Registration Statement, as originally filed and of each amendment thereto, (ii) the preparation, printing, filing and delivery of the Selling Shareholder Documents, the Principal Agreements, any agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants in connection with Indian Invitation to Participate and the Offering (including all fees and disbursements of the Company's counsel associated with the review and approval of the Indian Invitation to Participate and the Offering by Indian federal, central, state and local authorities), (v) the filing fees incident to any necessary filings under state securities laws and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each Preliminary Prospectus, any Term Sheets and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery by Underwriters' counsel to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (ix) the fees and expenses incurred in connection with the listing of the ADSs on the New York Stock Exchange, (x) the fees and expenses incurred in connection with admitting the ADRs for clearance and settlement on the facilities of DTC and (xi) expenses incurred in connection with the roadshow for the offering of the Securities (other than the travel expenses of the Representatives); and (B) the Selling Shareholders will pay or cause to be paid all expenses and taxes arising as a result of the Indian Invitation to Participate and the deposit by each of the Selling Shareholders of the Shares with the Indian Domestic Custodian acting on behalf of the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Selling Shareholders, transfer and delivery of the ADSs to the Underwriters, including any stamp, transfer or other taxes payable thereon, and of the sale of the Shares by the Underwriters to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case under this Agreement, any income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement; the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and the Indian Domestic Custodian appointed under the Deposit Agreement; the fees and expenses of the Attorney-in-Fact and the Escrow Agent under the Selling Shareholder Documents; the fees and expenses of the Process Agent (as defined in Section 14(a) hereof); the cost of preparing any ADR certificates; the cost and charges of any transfer agent or registrar. The Selling Shareholders also covenant and agree with the several Underwriters that they will pay or cause to be paid all other costs and expenses incident to the performance of their obligations hereunder or under the Selling Shareholder Documents which are not otherwise specifically provided for in this Section 4. If, however, the transactions contemplated in this Agreement are not consummated, the several Underwriters agree to pay or cause to be paid all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Sections 5 or 9 hereof, the Underwriters agree to pay or cause to be paid all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     (c) Allocation of Expenses. The provisions of this Section 4 shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

     SECTION 5 Conditions of Underwriters' Obligations. (A) The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, and the ADS Registration Statement have become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the Company's knowledge, threatened or contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of International Counsel for Company. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Latham & Watkins LLP, international counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters containing the opinions set forth in Exhibit A-1 hereto.

     (c) Opinion of Indian Counsel for Company. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Crawford Bayley & Co., Indian counsel for the Company and the subsidiaries, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters containing the opinions set forth in Exhibit A-2 hereto.

     (d) Opinion of International Counsel for Underwriters. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Shearman & Sterling LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

     (e) Opinion of Indian Counsel for Underwriters. At Closing Time, the Underwriters shall have received the opinion, dated the Closing Date, of AZB & Partners, Indian counsel for the Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

     (f) Opinion of Counsel for Depositary. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Patterson, Belknap, Webb & Tyler LLP, counsel for the Depositary, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters containing the opinions set forth in Exhibit A-3 hereto.

     (g) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or Managing Director of the Company and of the Chief Financial Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) the Company, in its capacity as Share Transfer Agent, has performed in all material respects all of its obligations under the Selling Shareholder Documents to be performed at or prior to the Date of Delivery, and (v) no stop order suspending the effectiveness of the Registration Statement or ADS Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company's knowledge, are threatened or contemplated by the Commission.

     (h) Certificates of the Depositary. The Depositary shall have furnished or caused to be furnished to the Underwriters certificates reasonably satisfactory to the Representatives evidencing the deposit with the Depositary of the Equity Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at the Closing Date; the execution, issuance, signature and delivery of ADRs evidencing the ADSs pursuant to the Deposit Agreement; and such other matters related thereto as the Representatives may reasonably request.

     (i) Accountants' Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received a letter from Price Waterhouse, India, the accountants to the Company, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (j) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received a letter from Price Waterhouse, India, the accountants to the Company, dated as of Closing Time, to the effect that they reaffirm the statements made in their letter furnished pursuant to subsection (j) of this
Section 5, except that the specified date referred to shall be a date not more than five calendar days prior to Closing Time.

     (k) Effectiveness of Deposit Agreement. The Company and the Depositary shall have executed and delivered the Deposit Agreement; the Deposit Agreement shall be in full force and effect.

     (l) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     (m) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (n) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by each person listed on Schedule E hereto.

     (o) Necessary Authorizations for Transactions. The approval of the Foreign Investment Promotion Board of India necessary for the performance by the Company of the obligations under the Principal Agreements or the transactions contemplated hereby or thereby, shall have been obtained and shall be in full force and effect.

     (p) Board of Directors' and Shareholders' Approval. The issue and sale of the Securities shall have been duly approved by the Company's Board of Directors and shareholders.

     (q) No Withdrawal of Equity Shares Offered by Selling Shareholders. As of the date hereof, the Escrow Agent is holding [?] Equity Shares of the Company, and neither the Company nor the Escrow Agent shall have received any notice by any Selling Shareholder seeking to withdraw, individually or in the aggregate, more than [-] of the Equity Shares offered by such Selling Shareholders to participate in the Offering, and no such withdrawals have taken place.

     (r) Certificate of Escrow Agent. At the Closing Time, the Escrow Agent shall have furnished or caused to be furnished to the Representatives certificates of officers of the Escrow Agent as to the performance in all material respects by the Escrow Agent of all of its obligations under the Selling Shareholder Documents to be performed at or prior to the Closing Time, and as to such other matters as the Representatives may reasonably request.

     (s) Selling Shareholder Documents; Equity Shares Held by Escrow Agent. (i) The requisite Selling Shareholder Documents shall have been executed by each of the Selling Shareholders, the Escrow Agent and shall be in full force and effect; (ii) neither the Company, the Selling Shareholders, the Escrow Agent, nor any other party shall have changed, modified, altered or otherwise amended the terms and conditions set forth in the Selling Shareholder Documents without the written consent of the Representatives and (iii) Equity Shares in book-entry form representing all of the Shares to be represented by ADSs to be sold at the Closing Time by each Selling Shareholder shall have been placed in custody under the Escrow Agreement, duly executed and delivered by the appropriate Selling Shareholder to the Escrow Agent, at or prior to the business day immediately preceding the date of the Closing Time.

     (t) Availability of Copies of Selling Shareholder Documents. The Company and the Escrow Agent as the case may be, shall have furnished the Representatives upon any request made by them copies of each Indian Invitation to Participate Document, including any Letter of Transmittal or summary or tally of Shares delivered to the Escrow Agent for purchase thereunder delivered by any Selling Shareholder to the Escrow Agent for review by the Representatives at any time or times (which may be daily, if requested by the Representatives) prior to the Closing Time.

     (u) Indian Stamp Duty. The Company has caused this Agreement, the Deposit Agreement, the Escrow Agreement and the Letters of Delivery to be duly stamped in accordance with the Indian Stamp Act, 1899 and the Andhra Pradesh Stamp (Amendment) Act, 1922 and has paid to the relevant authorities the proper stamp duty chargeable thereon.

     (v) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company and the Selling Shareholders hereunder shall be true and correct as of the Date of Delivery and, at the Date of Delivery, the Representatives shall have received:

          (i) Officers' Certificate. A certificate, dated the Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(g) hereof remains true and correct as of the Date of Delivery.

          (ii) Certificates of the Depositary. The Depositary shall have furnished or caused to be furnished to the Underwriters certificates reasonably satisfactory to the Representatives evidencing the deposit with the Depositary of the Equity Shares being so deposited against issuance of ADRs evidencing the Option Securities to be delivered by the appropriate Selling Shareholders at the Date of Delivery; the execution, issuance, signature and delivery of ADRs evidencing the Option Securities pursuant to the Deposit Agreement; and such other matters related thereto as the Representatives may reasonably request.

          (iii) Opinion of Counsel for Company. The favorable opinion of Latham & Watkins LLP, international counsel for the Company, together with the favorable opinion of Crawford Bayley & Co., Indian counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated the Date of Delivery, relating to the Option Securities to be purchased on the Date of Delivery and otherwise to the same effect as the opinions required by Sections 5(b) and 5(c), respectively, hereof.

          (iv) Opinion of Counsel for Underwriters. The favorable opinion of Shearman & Sterling LLP, international counsel for the Underwriters, together with the favorable opinion of AZB & Partners, Indian counsel for the Underwriters, dated the Date of Delivery, relating to the Option Securities to be purchased on the Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(d) and 5(e), respectively, hereof.

          (v) Bring-down Comfort Letter. A letter from Price Waterhouse, India, the accountants to the Company, in form and substance satisfactory to the Representatives and dated the Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(k) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five calendar days prior to the Date of Delivery.

          (vi) Certificate of Escrow Agent. The Escrow Agent shall have furnished or caused to be furnished to the Representatives at the Date of Delivery certificates of officers of the Escrow Agent as to the performance in all material respects by the Escrow Agent of all of its obligations under the Selling Shareholder Documents to be performed at or prior to the Date of Delivery, and as to such other matters as the Representatives may reasonably request.

          (vii) Equity Shares Held by Escrow Agent. Equity Shares in book-entry form representing all of the Shares to be represented by ADSs to be sold at the Date of Delivery by each Selling Shareholder selling any Option Securities shall have been placed in custody under the Escrow Agreement, duly executed and delivered by the appropriate Selling Shareholder to the Escrow Agent, at or prior to the business day immediately preceding the Date of Delivery.

     (x) Additional Documents. At Closing Time and at the Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (y) Delivery. The documents required to be delivered by this Section 5 will be delivered at the offices of counsel for the Underwriters, Shearman & Sterling LLP, 12/F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong.

     (z) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on the Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or the Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7 and 8 hereof shall survive any such termination and remain in full force and effect.

     SECTION 6 Indemnification.

     (a) Indemnification of Underwriters by Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act and their respective partners, directors, officers, employees or agents or any such control person and each affiliate of any Underwriter within the meaning of Rule 405 under the 1933 Act selling Shares or ADSs on behalf of an Underwriter as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the ADS Registration Statement (or any amendments thereto), including the Rule 430A Information and the Rule 434

     Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, in each case, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) hereof) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, in each case, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement or ADS Registration Statement (or any amendments thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which the Company may otherwise have; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and non-appealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the 1933 Act to be made to such person, (y) the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

     (b) Indemnification of Underwriters by Selling Shareholders. The Selling Shareholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the

1933 Act or Section 20 of the 1934 Act and their respective partners, directors, officers, employees or agents or any such control person and each affiliate of any Underwriter within the meaning of Rule 405 under the 1933 Act selling Shares or ADSs on behalf of an Underwriter as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the ADS Registration Statement (or any amendments thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, in each case, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) hereof) any such settlement is effected with the written consent of the Selling Shareholders;

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, in each case, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

          (iv) against any and all loss, liability, claim, damage and expense whatsoever to which such Underwriter may become subject, under the 1933 Act, the 1934 Act or other United States federal or state statutory law or regulation or Indian common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of are based in whole or in part upon any inaccuracy in the representations and warranties of the Selling Shareholders contained herein; or

          (v) against any and all loss, liability, claim, damage and expense whatsoever to which such Underwriter may become subject, under the 1933 Act, the 1934 Act or other United States federal or state statutory law or regulation or Indian common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of are based in whole or in part upon any failure of the Selling Shareholders to perform its obligations hereunder or under law;

     provided, however, with respect to (i) above, only to the extent that such untrue statement or omission or alleged untrue statement or omission is made in the Registration Statement, the ADS Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, any Preliminary Prospectus or the Prospectus (or any such amendment or supplement thereto) in reliance upon and in conformity with information based on or provided by or on behalf of such Selling Shareholder in Section 1(b) hereof or in the Letter of Transmittal; and provided, further, that the liability of any Selling Shareholder under this subsection (b) shall not exceed the amount of the gross proceeds received by such Selling Shareholder in the Offering; and provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement, the ADS Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, any Preliminary Prospectus or the Prospectus (or any such amendment or supplement thereto). This indemnity agreement will be in addition to any liability which each Selling Shareholder may otherwise have; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 6(b) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and non-appealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the 1933 Act to be made to such person, (y) the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus

     (c) Indemnification of Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Shareholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) or (b) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) and 6(b) hereof, counsel to the indemnified parties shall be selected by the Company and be reasonably acceptable to the Representatives, and, in the case of parties indemnified pursuant to Section 6(c) hereof, counsel to the indemnified parties shall be selected by the Representatives and be reasonable acceptable to the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (f) Other Agreements with Respect to Indemnification. The provisions of this Section 6 shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

     (g) Other Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     SECTION 7 Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in the case of Sections 6(b) and 6(c) hereof in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) in the case of Section 6(a) hereof or if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls a Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule B hereto and not joint.

     The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     SECTION 8 Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9 Termination of Agreement.

     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or India or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the ADSs or to enforce contracts for the sale of the ADSs, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the New York Stock Exchange or any of the Indian Stock Exchanges, or if trading generally on the American Stock Exchange, the Nasdaq National Market, any of the Indian Stock Exchanges or in the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either U.S. Federal, New York or Indian authorities or (v) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 hereof shall survive such termination and remain in full force and effect.

     SECTION 10 Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or the Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "DEFAULTED SECURITIES"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24 hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, in the case of the Date of Delivery occurring after Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on the Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of the Date of Delivery occurring after Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company and the Selling Shareholders shall have the right to postpone Closing Time or the Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to each of the Representatives c/o Merrill Lynch International Centre, 2 King Edward Street, London EC1A 1HQ, United Kingdom, attention of Equity Capital Markets (facsimile: +44 207 995-2516), c/o J.P. Morgan Securities Inc. at 270 Park Avenue, New York, New York 10172, attention of Equity Capital Markets (facsimile: +1 (212) 622-8358) with a copy to J.P. Morgan Securities (Asia Pacific) Limited, Chater House 22nd Floor, 8 Connaught Road, Central, Hong Kong, attention of Head of Equity Syndicate (facsimile: +852 2810-8819), and c/o Citigroup Global Markets Limited at Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB, attention of General Counsel (facsimile: +[-]), with a copy to Shearman & Sterling LLP, 12/F Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong, attention of Matthew D. Bersani, Esq. (facsimile:
+852 2978-8099); and notices to the Company shall be directed to it at Mayfair Centre, S.P. Road, Secunderabad 500 003 A.P. India, attention of the Company Secretary (facsimile: +91 40 2789-7769), with a copy to Latham & Watkins LLP, 80 Raffles Place #14-20 UOB Plaza 2, Singapore 048624, attention of Michael W. Sturrock, Esq. (facsimile: +65 6536-1171).

     SECTION 12 Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13 GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14 Submission to Jurisdiction; Judgment currency; Waiver of Sovereign Immunity.

     (a) The Company and each Selling Shareholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit or proceeding. The Company and each Selling Shareholder irrevocably appoint CT Corporation System, (the "PROCESS AGENT") as their authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or such Selling Shareholder by the person serving the same to the address provided in Section 11 hereof, shall be deemed in every respect effective service of process upon the Company or such Selling Shareholder in any such suit or proceeding. The Company and each Selling Shareholder further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect. The Company and each Selling Shareholder understand that service of process upon the Process Agent shall be deemed, in every respect, effective service of process upon the Company, as the case may be.

     (b) The obligation of the Company and the Selling Shareholders in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and each Selling Shareholder agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or such Selling Shareholder, as applicable, an amount equal to the excess of the United States dollars so purchased over the sum originally due to such Underwriter hereunder.

     (c) The Company and each Selling Shareholder irrevocably waive, to the fullest extent permitted under Indian law, any right of immunity on the grounds of sovereignty (including any immunity from the non-exclusive jurisdiction or from service of process or, except as provided below, from any execution to satisfy a final judgment or from attachment or in aid of such execution) or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any action or proceeding against it arising out of or based on this Agreement or the transactions contemplated herein which may be instituted by any Underwriter in any State or Federal court in the City or State of New York or any competent court in India.

     (d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree and subject to receipt of any necessary approval of the Reserve Bank of India (which the Company hereby agrees to use its best efforts to obtain at the earliest possible date), to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures any Underwriter could purchase U.S. dollars with such other currency in New York City on the business day preceding that on which final judgment is given, net of any related fees on exchange.

     SECTION 15 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                                            Very truly yours,

                                            SATYAM COMPUTER SERVICES LIMITED



                                            By
                                               ---------------------------------
                                               Name:
                                               Title:


                                            The Selling Shareholders



                                            By
                                               ---------------------------------
                                               Name:
                                               Title: As Attorney-in-Fact acting
                                                      on behalf of the Selling
                                                      Shareholders listed in
                                                      Schedule A hereto

CONFIRMED AND ACCEPTED,
  as of the date first above written:


MERRILL LYNCH INTERNATIONAL



By
   -----------------------------
   Name:
   Title:


J.P. MORGAN SECURITIES INC.



By
   -----------------------------
   Name:
   Title:


CITIGROUP GLOBAL MARKETS LIMITED



By
   -----------------------------
   Name:
   Title:

For themselves and as Representatives of the other Underwriters named in Schedule B hereto.

                                   SCHEDULE A

                                              CORRESPONDING                                       CORRESPONDING
                                              NUMBER OF                 NUMBER OF OPTION          NUMBER OF
                    TOTAL NUMBER OF           UNDERLYING EQUITY         SECURITIES TO BE SOLD     UNDERLYING EQUITY
SELLING             INITIAL SECURITIES TO     SHARES TO THE INITIAL     IF MAXIMUM OPTION         SHARES TO THE OPTION
SHAREHOLDERS(1)     BE SOLD                   SECURITIES                EXERCISED                 SECURITIES
---------------     ---------------------     ---------------------     ---------------------     --------------------





---------------     ---------------------     ---------------------     ---------------------     --------------------
Total:

----------

(1) Each Selling Shareholder has appointed the Escrow Agent as its Attorney-in-Fact.

                                     Sch-A

                                   SCHEDULE B

                                                                                  NUMBER OF OPTION
                                                                              SECURITIES TO BE PURCHASED
                                                       NUMBER OF                  IF MAXIMUM OPTION
        NAME OF UNDERWRITER                       INITIAL SECURITIES                  EXERCISED
------------------------------------------        ------------------          --------------------------
Merrill Lynch International ..............
J.P. Morgan Securities Inc. ..............
Citigroup Global Markets Limited .........
Bear, Sterns & Co. Inc. ..................
Lehman Brothers Inc. .....................
Janney Montgomery Scott LLC ..............
Gilford Securities Incorporated ..........

                                                  ------------------          --------------------------
  Total ..................................
                                                  ==================          ==========================

                                     Sch-B

                                   SCHEDULE C

                              List of Subsidiaries


Nipuna Services Limited
Satyam Computer Services (Shanghai) Company Limited
Satyam Europe Limited
Satyam Technologies Inc (formerly Satyam Manufacturing Technologies Inc)

                                     Sch-C

                                   SCHEDULE D


                        SATYAM COMPUTER SERVICES LIMITED

                         [-] American Depositary Shares
                                Each Representing
                   Two Equity Shares par value Rs.2 per share



     1. The public offering price for the Securities, determined as provided in
Section 2 of the Underwriting Agreement, shall be [-] per ADS.

     2. The purchase price for the Securities to be paid by the several Underwriters shall be [-] per ADS, being an amount equal to the public offering price set forth above less $[-] per ADS; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) of the Underwriting Agreement shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                     Sch-D

                                   SCHEDULE E

                          List of Persons and Entities
                               Subject to Lock-up

B. Ramalinga Raju
B. Rama Raju

                                     Sch-E

                                TABLE OF CONTENTS

                                                                                                                 Page
UNDERWRITING AGREEMENT..............................................................................................1

     SECTION 1    Representations and Warranties....................................................................4
         (a)      Representations and Warranties by the Company.....................................................4
                  (i)        Compliance with Registration Requirements..............................................4
                  (ii)       Incorporated Documents.................................................................6
                  (iii)      Distribution of Offering Material By the Company.......................................6
                  (iv)       Indian Invitation to Participate.......................................................6
                  (v)        Compliance with Indian Rules and Regulations...........................................7
                  (vi)       Independent Accountants................................................................7
                  (vii)      Financial Statements...................................................................7
                  (viii)     Prospectus Statements..................................................................8
                  (ix)       Critical Accounting Policies...........................................................8
                  (x)        No Material Adverse Change in Business.................................................8
                  (xi)       Good Standing of the Company...........................................................8
                  (xii)      Good Standing of Subsidiaries..........................................................9
                  (xiii)     Capitalization.........................................................................9
                  (xiv)      Authorization of Agreements...........................................................10
                  (xv)       Description of the Securities.........................................................10
                  (xvi)      Description of Deposit Agreement and Selling Shareholder Documents....................10
                  (xvii)     Validity of ADRs......................................................................10
                  (xviii)    Absence of Manipulation...............................................................10
                  (xix)      Absence of Defaults and Conflicts.....................................................10
                  (xx)       Absence of Labor Dispute..............................................................11
                  (xxi)      Absence of Proceedings................................................................11
                  (xxii)     No Restrictions or Withholding Taxes on Dividends.....................................12
                  (xxiii)    Accuracy of Exhibits..................................................................12
                  (xxiv)     Possession of Intellectual Property...................................................12
                  (xxv)      Absence of Further Requirements.......................................................12
                  (xxvi)     Proper Indian Form....................................................................13
                  (xxvii)    No Taxes on Amounts Payable by Escrow Agent...........................................13
                  (xxviii)   Possession of Licenses and Permits....................................................13
                  (xxix)     Title to Property.....................................................................13
                  (xxx)      Internal Accounting Controls..........................................................14
                  (xxxi)     Investment Company Act................................................................14
                  (xxxii)    Passive Foreign Investment Company....................................................14
                  (xxxiii)   Environmental Laws....................................................................14
                  (xxxiv)    New York Stock Exchange...............................................................15
                  (xxxv)     Indian Stock Exchanges................................................................15
                  (xxxvi)    Valid Choice of Law, Submission to Jurisdiction and Appointment of Process Agent......15
                  (xxxvii)   Stamp Duty and Other Transaction Taxes................................................15
                  (xxxviii)  No Requirement to be Licensed and No Implication of Residency.........................16

                  (xxxix)    No Immunity Under Indian Law..........................................................16
                  (xl)       Registration Rights...................................................................16
                  (xli)      Insurance.............................................................................16
                  (xlii)     U.S. Foreign Corrupt Practices Act of 1977............................................17
                  (xliii)    Loans to Management...................................................................17
                  (xliv)     Disclosure Controls and Procedures....................................................17
         (b)      Representations and Warranties by the Selling Shareholders.......................................17
                  (i)        Accurate Disclosure...................................................................17
                  (ii)       No Preemptive Rights..................................................................18
                  (iii)      Authorization of Selling Shareholder Documents........................................18
                  (iv)       Escrow Arrangement....................................................................18
                  (v)        Authorization of this Agreement.......................................................19
                  (vi)       Absence of Further Requirements.......................................................19
                  (vii)      Absence of Defaults and Conflicts.....................................................19
                  (viii)     Good and Marketable Title.............................................................20
                  (ix)       Freely Transferable ADSs..............................................................20
                  (x)        Absence of Manipulation...............................................................20
                  (xi)       Stamp Duty and Other Transaction Taxes................................................20
                  (xii)      Indian Taxes..........................................................................20
                  (xiii)     Proper Indian Form....................................................................21
                  (xiv)      No Association with NASD..............................................................21
         (c)      Officer's Certificates...........................................................................21
     SECTION 2    Sale and Delivery to Underwriters; Closing.......................................................21
         (a)      Initial Securities...............................................................................21
         (b)      Option Securities................................................................................22
         (c)      Payment..........................................................................................22
         (d)      Denominations; Registration; Delivery of ADRs....................................................23
     SECTION 3    Covenants........................................................................................23
         (a)      Covenants of the Company.........................................................................23
                  (i)        Compliance with Securities Regulations and Commission Requests........................23
                  (ii)       Filing of Amendments..................................................................23
                  (iii)      Delivery of Registration Statements...................................................24
                  (iv)       Delivery of Prospectus................................................................24
                  (v)        Notice to the Representatives.........................................................24
                  (vi)       Continued Compliance with Securities Laws.............................................24
                  (vii)      Blue Sky Qualifications...............................................................25
                  (viii)     Rule 158..............................................................................25
                  (ix)       Listing...............................................................................25
                  (x)        Restriction on Sale of Securities.....................................................25
                  (xi)       Reporting Requirements................................................................26
                  (xii)      Approvals by Indian Authorities.......................................................26
                  (xiii)     Filings with Indian Authorities.......................................................26
                  (xiv)      Capitalization........................................................................26
                  (xv)       Periodic Reporting Obligations........................................................27
                  (xvi)      Future Reports to the Representatives.................................................27
                  (xvii)     No Price Stabilization or Manipulation................................................27

                  (xviii)    License to Use Company's Trademarks, etc..............................................27
         (b)      Covenants of the Selling Shareholders............................................................27
                  (i)        No Price Stabilization or Manipulation................................................27
                  (ii)       Indian Taxes..........................................................................27
                  (iii)      Deposit of Equity Shares..............................................................28
                  (iv)       Compliance with Selling Shareholder Documents.........................................28
     SECTION 4    Payment of Expenses..............................................................................28
         (a)      Expenses.........................................................................................28
         (b)      Termination of Agreement.........................................................................29
         (c)      Allocation of Expenses...........................................................................29
     SECTION 5    Conditions of Underwriters' Obligations..........................................................29
         (a)      Effectiveness of Registration Statement..........................................................30
         (b)      Opinion of International Counsel for Company.....................................................30
         (c)      Opinion of Indian Counsel for Company............................................................30
         (d)      Opinion of International Counsel for Underwriters................................................30
         (e)      Opinion of Indian Counsel for Underwriters.......................................................30
         (f)      Opinion of Counsel for Depositary................................................................30
         (g)      Officers' Certificate............................................................................30
         (h)      Certificates of the Depositary...................................................................31
         (i)      Accountants' Comfort Letters.....................................................................31
         (j)      Bring-down Comfort Letter........................................................................31
         (k)      Effectiveness of Deposit Agreement...............................................................31
         (l)      Approval of Listing..............................................................................31
         (m)      No Objection.....................................................................................31
         (n)      Lock-up Agreements...............................................................................32
         (o)      Necessary Authorizations for Transactions........................................................32
         (p)      Board of Directors' and Shareholders' Approval...................................................32
         (q)      No Withdrawal of Equity Shares Offered by Selling Shareholders...................................32
         (r)      Certificate of Escrow Agent......................................................................32
         (s)      Selling Shareholder Documents; Equity Shares Held by Escrow Agent................................32
         (t)      Availability of Copies of Selling Shareholder Documents..........................................32
         (u)      Indian Stamp Duty................................................................................32
         (v)      Conditions to Purchase of Option Securities......................................................33
                  (i)        Officers' Certificate.................................................................33
                  (ii)       Certificates of the Depositary........................................................33
                  (iii)      Opinion of Counsel for Company........................................................33
                  (iv)       Opinion of Counsel for Underwriters...................................................33
                  (v)        Bring-down Comfort Letter.............................................................33
                  (vi)       Certificate of Escrow Agent...........................................................33
                  (vii)      Equity Shares Held by Escrow Agent....................................................34
         (x)      Additional Documents.............................................................................34
         (y)      Delivery.........................................................................................34
         (z)      Termination of Agreement.........................................................................34
     SECTION 6    Indemnification..................................................................................34
         (a)      Indemnification of Underwriters by Company.......................................................34
         (b)      Indemnification of Underwriters by Selling Shareholders..........................................35

         (c)      Indemnification of Company, Directors and Officers and Selling Shareholders......................37
         (d)      Actions against Parties; Notification............................................................37
         (e)      Settlement without Consent if Failure to Reimburse...............................................38
         (f)      Other Agreements with Respect to Indemnification.................................................38
         (g)      Other Remedies...................................................................................38
     SECTION 7    Contribution.....................................................................................38
     SECTION 8    Representations, Warranties and Agreements to Survive Delivery...................................40
     SECTION 9    Termination of Agreement.........................................................................40
         (a)      Termination; General.............................................................................40
         (b)      Liabilities......................................................................................41
     SECTION 10   Default by One or More of the Underwriters.......................................................41
     SECTION 11   Notices..........................................................................................41
     SECTION 12   Parties..........................................................................................42
     SECTION 13   GOVERNING LAW AND TIME...........................................................................42
     SECTION 14   Submission to Jurisdiction; Judgment currency; Waiver of Sovereign Immunity......................42
     SECTION 15   Effect of Headings...............................................................................43


SCHEDULES
     Schedule A - List of Selling Shareholders.........................................................Sch A
     Schedule B - List of Underwriters.................................................................Sch B
     Schedule C - List of Subsidiaries.................................................................Sch C
     Schedule D - Pricing Information..................................................................Sch D
     Schedule E - List of Persons and Entities Subject to Lock-up......................................Sch E